Exhibit 10.2




                              SEDONA STATION LEASE
                                 121 PORTAL LANE

                                      LEASE

                                 SEDONA, ARIZONA




                          LANDLORD: EDWARD JOHN MARTORI

                        TENANT: ILX RESORTS INCORPORATED




                         EFFECTIVE DATE: MARCH ___, 2002
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LIST OF EXHIBITS

A.        Legal Description of the Property

B.        Memorandum of Lease

                                TABLE OF CONTENTS

SECTION 1 -  FUNDAMENTAL LEASE PROVISIONS AND DEFINITIONS......................1

SECTION 2 -  PREMISES..........................................................2

SECTION 3 -  OPTION............................................................2

SECTION 4 -  LEASE TERM........................................................2
     4.1     TERM..............................................................2
     4.2     HOLDING OVER......................................................2
     4.3     ABANDONMENT.......................................................3
     4.4     SURRENDER OF PREMISES.............................................3

SECTION 5 -  RENT, SECURITY DEPOSIT............................................3
     5.1     BASE RENT.........................................................3
     5.2     DEDUCTION FOR PAYMENT ON THE LOAN.................................3
     5.3     RENT DURING OPTION PERIODS........................................3
     5.4     SECURITY DEPOSIT..................................................4

SECTION 6 -  NO COUNTERCLAIM OR ABATEMENT OF RENT..............................4
     6.1     NO NOTICE.........................................................4
     6.2     NO CONDITIONAL PAYMENT............................................4

SECTION 7 -  USE OF PREMISES...................................................5
     7.1     USE...............................................................5
     7.2     PROHIBITED CONDUCT................................................5
     7.3     PROSCRIBED CONDUCT................................................5

SECTION 8 -  CONSTRUCTION OF IMPROVEMENTS......................................5
     8.1     CONSTRUCTION BY TENANT............................................5
     8.2     REPRESENTATIONS AND WARRANTIES OF LANDLORD........................6

SECTION 9 -  TENANT OBLIGATIONS................................................6
     9.1     PAYMENT BY TENANT.................................................6
     9.2     PAYMENT BY LANDLORD...............................................7
     9.3     PROOF OF PAYMENT..................................................7
     9.4     REAL AND PERSONAL PROPERTY TAXES..................................7
     9.5     PREMISES UTILITIES................................................7

SECTION 10 - TRIPLE NET LEASE .................................................7

SECTION 11 - MAINTENANCE AND REPAIRS BY TENANT.................................8
     11.1    TENANT'S OBLIGATION...............................................8
     11.2    PROHIBITED ACTS...................................................8
     11.3    RIGHTS OF LANDLORD................................................8
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SECTION 12 - REPAIR BY LANDLORD................................................8
     12.1    REPAIR BY LANDLORD................................................8
     12.2    HAZARDOUS MATERIALS...............................................9

SECTION 13 - LIENS............................................................10
     13.1    NO LIENS.........................................................10
     13.2    TENANT'S OBLIGATIONS.............................................10
     13.3    REMOVAL OF LIENS BY TENANT.......................................10
     13.4    REMOVAL OF LIEN BY LANDLORD......................................10

SECTION 14 - INSURANCE........................................................11
     14.1    PREMISES INSURANCE...............................................11
     14.2    TENANT'S PROPERTY................................................11
     14.3    TENANT'S OPERATIONS..............................................11
     14.4    CERTIFICATE OF INSURANCE.........................................11
     14.5    INSURANCE COMPANIES..............................................12
     14.6    FAILURE TO PROCURE INSURANCE.....................................12
     14.7    REPAIR OF TENANT.................................................12
     14.8    REPAIR BY LANDLORD...............................................13

SECTION 15 - DAMAGE OR DESTRUCTION............................................13
     15.1    TENANT OBLIGATIONS...............................................13
     15.2    LEASE TERMINATION................................................13

SECTION 16 - DELETED..........................................................13

SECTION 17 - INDEMNIFICATION..................................................14
     17.1    BY TENANT........................................................14
     17.2    BY LANDLORD......................................................14
     17.3    WAIVER OF CLAIMS.................................................14

SECTION 18 - ASSIGNMENT AND SUBLETTING........................................15
     18.1    LANDLORD CONSENT.................................................15
     18.2    IN WRITING.......................................................15

SECTION 19 - DEFAULTS BY TENANT...............................................16
     19.1    EVENT OF DEFAULT.................................................16
     19.2    RE-ENTER OF PREMISES.............................................17
     19.3    LEASE TERMINATION................................................17
     19.4    RELETTING........................................................17
     19.5    SURVIVAL OF LIABILITY............................................18
     19.6    CUMULATIVE REMEDIES..............................................18
     19.7    SUBLESSEE DEFAULTS...............................................19
     19.8    CURE PERIOD......................................................19
     19.9    LATE CHARGES.....................................................19
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SECTION 20 - CONDEMNATION.....................................................19

SECTION 21 - WAIVER OF PERFORMANCE............................................20

SECTION 22 - REMEDIES CUMULATIVE..............................................20

SECTION 23 - CONVEYANCE BY LANDLORD...........................................20

SECTION 24 - NO PERSONAL LIABILITY TO LANDLORD................................20

SECTION 25 - ATTORNEYS' FEES..................................................21

SECTION 26 - PROVISIONS SUBJECT TO APPLICABLE LAW.............................21

SECTION 27 - RIGHT TO CURE....................................................21
     27.1    RIGHT TO CURE TENANT'S DEFAULTS..................................21
     27.2    RIGHT TO CURE LANDLORD'S DEFAULTS................................21

SECTION 28 - NOTICES..........................................................22

SECTION 29 - SIGNS............................................................22

SECTION 30 - INSPECTION AND PRESENTING FOR SALE OR LEASE......................22

SECTION 31 - ESTOPPEL CERTIFICATE.............................................22

SECTION 32 - RECORDING........................................................23

SECTION 33 - SUBORDINATION AND NON-DISTURBANCE................................23

SECTION 34 - MISCELLANEOUS....................................................24
     34.1    DEFINITION OF TENANT.............................................24
     34.2    TENANT...........................................................24
     34.3    GENDER AND NUMBER................................................24
     34.4    MODIFICATIONS AND WAIVERS........................................24
     34.5    BINDING EFFECT...................................................24
     34.6    SEVERABILITY.....................................................24
     34.7    GOVERNING LAW AND JURISDICTION...................................24
     34.8    ENTIRE AGREEMENT.................................................25
     34.9    TIME IS OF THE ESSENCE...........................................25
     34.10   BROKERS..........................................................25

                                 SEDONA STATION

                                      LEASE

SECTION 1 - FUNDAMENTAL LEASE PROVISIONS AND DEFINITIONS.

Landlord:           Edward John Martori, a married man dealing with his sole and separate property.

Tenant:             ILX Resorts Incorporated, an Arizona corporation

Lease Term:         Commencement Date:  The  Commencement  Date  is  conditioned upon the close of escrow wherein the Landlord, as Buyer, is purchasing the Property from Tenant, as Seller. The
                                        Commencement Date of the Lease shall be the date of the close of escrow.

                    Termination Date:   February  15,  2011 (or as  extended  by
                                        Section 3)

Premises:           The real property  described in Exhibit A and located at 121
                    Portal Lane, Sedona, Arizona.

Minimum Annual Base Rental:   The Minimum  Annual Base Rent ("Rent") shall be as
                              set forth in Sections 5.1of this Lease.

Address of Landlord:  Edward John Martori
                      c/o Joseph P. Martori
                      ILX Resorts Incorporated
                      2111 E. Highland
                      Suite 210
                      Phoenix, AZ 85016
                      Telephone: (602) 957-2777
                      Fax: (602) 957-2290

Address of Tenant:    ILX Resorts Incorporated
                      Attn: Nancy J. Stone
                      President
                      2111 E. Highland, Suite 210
                      Phoenix, AZ 85016
                      Telephone: (602)957-2777
                      Fax: (602) 957-2290
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with a copy to:       Al Spector
                      Spector Law Offices, P.C.
                      4020 N. Scottsdale Road, Suite 300
                      Scottsdale, AZ 85251
                      Telephone: (480) 941-0221
                      Fax: (480) 990-9093

     The foregoing Fundamental Lease Provisions are an integral part of this Lease, and each reference in the body of the Lease to any Fundamental Lease Provision shall be construed to incorporate all of the terms set forth above with respect to such Provisions.

SECTION 2 - PREMISES.

     The real property and buildings currently existing on the legal property described in Exhibit A and known as the Sedona Station.

SECTION 3 - OPTION. The Lease Term will be automatically extended for up to two separate five-year periods commencing February 16, 2011 and terminating February 15, 2016 for the first five year extension and commencing February 16, 2016 and terminating February 15, 2021 for the second five-year extension; provided however that Tenant may give Landlord written notice at least six months prior to the termination of the then-existing term of the Lease that Tenant will not continue the Lease in full force and effect. In such case the Lease will terminate as of February 15th of the year such notice is given.

SECTION 4 - LEASE TERM

     4.1 TERM. The term of this Lease (herein called the "Lease Term" or the "Term") is set forth in Section 1 as it may be extended by Section 3.1, unless the Term is sooner terminated as provided in this Lease.

     4.2 HOLDING OVER. If Tenant, upon expiration or termination of this Lease, either by lapse of time or otherwise, remains in possession of the Premises with Landlord's written consent, but without a new lease reduced to writing and duly executed, Tenant shall be deemed to be occupying the Premises as a tenant from month to month, subject to all covenants, conditions and provisions of this Lease. If Tenant remains in possession without Landlord's written consent, Tenant shall be deemed to be in wrongful hold over and shall be subject to all the rights and remedies provided to Landlord under this Lease and by law, including but not limited to forcible entry and detainer actions or other eviction processes. During any hold over period, without a reasonable claim of right by Tenant, the monthly Rent shall be one hundred ten percent (110%) of Tenant's monthly Rent payable during the last month of the Term of this Lease.

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     4.3  ABANDONMENT.  If  Tenant,  prior  to the  expiration  of  this  Lease, relinquishes possession of the Premises without Landlord's written consent, such relinquishment shall be deemed to be an abandonment of the Premises and an Event of Default under this Lease.

     4.4 SURRENDER OF PREMISES. Upon any termination of this Lease for any reason, Tenant shall immediately surrender possession of the Premises to Landlord in good and tenantable repair, reasonable wear and tear excepted, and shall surrender all keys and all copies of such keys for the Premises to Landlord at the place then fixed for the payment of Rent or other agreed upon location.

SECTION 5 - RENT, SECURITY DEPOSIT

     5.1 BASE RENT. The Base Rent shall be $13,750 per month paid in advance on or before the tenth (10th) day of each month for the period from the Commencement Date of the Lease through February 15, 2011. This Base Rent should be paid to Landlord each month subject to the adjustment set forth in Section
5.2 below.

     5.2 DEDUCTION FOR PAYMENT ON THE LOAN. There is an existing Loan on the Property with Firstar Bank in the approximate amount of $795,000. The monthly payment on the Loan is $7,076 although such Loan Payment may be adjusted from time to time (Monthly Loan Payment). Tenant shall directly pay to the Lender on the Loan (Lender) the Monthly Loan Payment and shall deduct the amount of such Monthly Loan Payment from the Base Rent which Tenant sends to Landlord. For example, if the Monthly Loan Payment is $7,076, then the monthly amount that Tenant shall send to Landlord will be $6,674 ($13,750 - $7,076 = $6,674). When Tenant sends rent payments to Landlord, Tenant shall also send a written certification to Landlord that the Tenant has made all payments due on the Loan and that the Loan is current and not in default.

     5.3 RENT DURING OPTION PERIODS. The Base Rent provided for in this Section 5 shall be subject to adjustment for each five-year option period commencing on February 16, 2011 and February 16, 2016 respectively. The Base Rent shall be mutually agreed upon by the Landlord and Tenant after taking into consideration the Rents for comparable properties in the Sedona, Arizona area. Notwithstanding any other provision of this Lease, the Base Rent shall not be increased in excess of the Consumer Price Index for all Urban Consumers, United States Cities Average, published by the United States Department of Labor, Bureau of Labor Statistics (the Index). The date of January, 2002 shall be used as the Beginning Index. The date of January 2011 shall be used as the Extension Index for the determination of the maximum Base Rent for the first Option Period and the date January, 2016 shall be used as the Extension Index for the determination of the

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maximum Base Rent for the Second Option Period.  The maximum Base Rent, shall be determined by multiplying the amount of $13,750 by a fraction, the numerator of which is the applicable Extension Index and the denominator of which is the Beginning Index.

     If the Index is changed so that the base year differs from that in effect when the Term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

     All rental amounts are "net" rent to Landlord. All Additional Charges ( all other charges to Tenant described in this Lease) shall be deemed Rent whether or not expressly designated as such, and shall be paid in addition to the Rent at the times and in the manner provided for in this Lease.

     5.4 SECURITY DEPOSIT. No Security Deposit is required under this Lease.

SECTION 6 - NO COUNTERCLAIM OR ABATEMENT OF RENT.

     6.1 NO NOTICE. Except as expressly provided herein, Rent and Additional Charges and all other sums payable by Tenant shall be paid without notice, demand, counterclaim, setoff, recoupment, deduction or defense of any kind or nature and without abatement, suspension, deferment, diminution or reduction.

     6.2 NO CONDITIONAL PAYMENT. NO PAYMENT BY TENANT OR RECEIPT BY LANDLORD OF A LESSER AMOUNT THAN THE TOTAL OF ALL SUMS DUE HEREUNDER SHALL BE DEEMED TO BE OTHER THAN AN ACCOUNT OF THE EARLIEST STIPULATED RENT, NOR SHALL ANY ENDORSEMENT OR STATEMENT ON ANY CHECK, OTHER PAYMENTS OR ANY ACCOMPANYING LETTER BE DEEMED AS ACCORD AND/OR SATISFACTION AND LANDLORD MAY ACCEPT SUCH CASH AND/OR NEGOTIATE SUCH CHECK OR PAYMENT WITHOUT PREJUDICE TO LANDLORD'S RIGHT TO RECOVER THE BALANCE OF SUCH RENT OR PURSUE ANY OTHER REMEDY PROVIDED IN THIS LEASE OR OTHERWISE, REGARDLESS OF WHETHER LANDLORD MAKES ANY NOTATION ON SUCH INSTRUMENT OF PAYMENT OR OTHERWISE NOTIFIES TENANT THAT SUCH ACCEPTANCE, CASHING OR NEGOTIATION OF SUCH PAYMENT IS WITHOUT PREJUDICE TO ANY OF LANDLORD'S RIGHTS. TENANT SPECIFICALLY WAIVES THE PROVISIONS OF A.R.S. 47-1207.

SECTION 7 - USE OF PREMISES.

     7.1 USE. Tenant shall not use or permit the Premises to be used in violation of the laws, ordinances, regulations and requirements of the United States, the State of Arizona, Coconino County, the City of Sedona or any subdivision or department thereof or any other authority or agency having jurisdiction over the Premises or the Project.

     7.2 PROHIBITED CONDUCT. Except by prior written consent of Landlord, Tenant shall not:

          A. Use or operate any machinery that, in Landlord's opinion, is harmful to the Premises.

          B. Do or suffer to be done any act, matter or thing objectionable to the fire, casualty or liability insurance carriers whereby any insurance now in force or hereafter to be placed on the Premises or the Project, or any part thereof, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date when Tenant receives possession of the Premises. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord as additional rent any and all increase or increases of premiums on insurance carried by Landlord on the Premises or the Project.

          C. Do or cause to be done any act, matter or thing in violation of any federal, state, county or local law, statute, regulation, rule or ordinance.

     7.3 PROSCRIBED CONDUCT. At all times throughout the Lease Term, Tenant shall:

          A. Comply with any and all requirements of any of the constituted public authorities and with the terms of any state or federal statute or local ordinance or regulation applicable to Tenant or its use, safety, cleanliness or occupation of the Premises, and save Landlord harmless from penalties, fines, costs, expenses or damages resulting from Tenant's failure to do so.

          B. Give Landlord prompt written notice of any accident, fire, pest infestation, or damage occurring on or to the Premises.

SECTION 8 - CONSTRUCTION OF IMPROVEMENTS.

     8.1. CONSTRUCTION BY TENANT. Tenant shall not make or cause to be made any structural alterations, additions or improvements to the Premises in excess of $200,000, without first obtaining Landlord's written approval, which shall not be unreasonably withheld. Tenant shall present to Landlord plans and specifications for such work at the time approval is sought. Landlord may condition its approval upon the requirement that Tenant, or its contractor, secure and bear the cost of a labor and materials payment bond for any single improvement costing in excess of $200,000. All alterations, improvements, additions and fixtures made or installed by Tenant shall remain upon the Premises at the expiration or earlier termination of this Lease and shall become the property of Landlord.

     8.2  REPRESENTATIONS  AND  WARRANTIES  OF  LANDLORD.   Landlord  makes  the
following representations and warranties:

          A. This Lease has been duly authorized and executed by Landlord and constitutes the valid and binding obligation of Landlord enforceable in accordance with its terms. The execution and performance of this Lease by Landlord does not conflict with or constitute a default under any agreement, mortgage, lease or other instrument by which Landlord is or may be bound.

          B. Landlord has no actual knowledge and has received no notice of any pending or threatened claim, action, suit, proceeding or other litigation affecting the Premises or any portion thereof, or under any outstanding contract, if any, to which Landlord is a party, in any court or before or by any governmental authority having jurisdiction.

          C. The Premises are free from liens of mechanics and materialmen.

          D. To Landlord's actual knowledge, there exist no current material violations of any federal, state, county or municipal laws, ordinances, building codes, orders, regulations or requirements affecting any portion of the Premises.

          E. Landlord has no actual knowledge of any agreements, commitments or understandings pursuant to which Landlord is required to dedicate any part of the Premises or to grant any easement, water rights, rights-of-way, road or license for ingress and egress or other use in respect to any part of the Premises whether on account of the development of adjacent or nearby real property or otherwise.

          F. To Landlord's actual knowledge, it is not in material default or in material breach of any written covenant, condition, restriction, right-of-way, easement or other written agreement affecting the Premises.

SECTION 9 - TENANT OBLIGATIONS.

     9.1 PAYMENT BY TENANT. Tenant shall pay and discharge punctually, as and when the same shall become due and payable, each and every cost, expense and obligation of every kind and nature, foreseen or unforseen, arising out of the possession, operation, maintenance, alteration, repair, rebuilding, use or occupancy of the Premises by Tenant. Tenant shall also pay and discharge punctually, as and when the same shall become due and payable without penalty, personal property, business, occupation and occupational license taxes, water, sewer, electricity, telephone charges and fees and all sales and use taxes owed to governmental entities arising out of the motel rental to its customers and guests.

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
     9.2 PAYMENT BY LANDLORD. Tenant shall not be required to pay or reimburse Landlord for: (i) any local, state or federal capital levy, franchise tax, revenue tax, income tax, or profits tax of Landlord unless and to the extent such levy, tax or imposition is in lieu of or a substitute for any other levy, tax or imposition now or later in existence upon or with respect to the Premises which, if such other levy, tax or imposition were in effect, would be payable by Tenant under the provisions hereof; of (ii) any lien arising from the unilateral acts or omissions of Landlord and unrelated to a default of Tenant under this Lease.

     9.3 PROOF OF PAYMENT. Tenant, upon Landlord's request, shall furnish to Landlord within thirty (30) days thereafter proof of the payment of any obligation to be paid by Tenant.

     9.4 REAL AND PERSONAL PROPERTY TAXES. Tenant shall be responsible for and shall pay before delinquency all real and personal taxes levied or assessed against the Premises and any personal property of any kind owned or placed in, upon or about the Premises by Tenant. Tenant hereby agrees to protect and hold harmless Landlord and the Premises from any liability for Tenant's share of any and all such taxes, assessments and charges together with any interest, penalties or other charges thereby imposed, and from any sale or other proceedings to enforce payment thereof, and to pay all such taxes, assessments and charges before delinquency and before same become a lien.

     9.5 PREMISES UTILITIES. Tenant shall be responsible for any and shall pay for all utilities used or consumed in or upon the Premises as and when the charges shall become due and payable during the Term. Tenant shall make all appropriate applications to local utility companies and pay all required deposits. In no event shall Landlord be liable for any interruption or failure in the supply of any utilities to the Premises.

SECTION 10 - TRIPLE NET LEASE.

     It is the intent of the Landlord and Tenant for this Lease to be triple net, so that Tenant pays all costs of operation and maintenance of the Premises including all utilities; all real estate and assessment taxes and personal property taxes levied and assessed against the Property; all insurance coverage on the Premises and any and all other expenses associated with the operation of the Premises.

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
SECTION 11 - MAINTENANCE AND REPAIRS BY TENANT.

     11.1 TENANT'S OBLIGATION. Tenant shall keep and maintain in good order, condition and repair, reasonable wear and tear excepted (including any such replacement, periodic painting and restoration as is required for that purpose), the Premises and every part thereof and any and all appurtenances thereto wherever located, including but not limited to, the exterior and interior portion of all doors, door checks, door locks, windows, plate glass, store front, all plumbing and sewage facilities within the Premises, all alterations, improvements and installations made by Tenant and any repairs required to be made due to burglary or other illegal entry into the Premises. Tenant shall maintain and bear the expense of the light fixtures and bulbs, air-conditioning units and filters, heating units or furnace, janitorial services, interior pest control, and the like.

     11.2 PROHIBITED ACTS. Tenant shall not cause or permit accumulation of any debris or extraneous matter on the roof of the Premises and will be responsible for any damage caused thereto by any acts of Tenant, its agents, servants, employees or contractors. Tenant shall place any rubbish, broken down boxes, trash or other excess matter only in such containers as are authorized from time to time by Landlord; keep the Premises (including all exterior surfaces and both sides of all glass) clean, orderly, sanitary and free from objectionable odors and from insects, vermin, and other pests; and keep the outside areas and sidewalks immediately adjoining the Premises clean and free from empty boxes, trash of any kind, ice and any other obstructions or safety hazards.

     11.3 RIGHTS OF LANDLORD. If Tenant refuses or fails to commence and complete repairs or maintenance required herein promptly and adequately, Landlord may, but shall not be required to, make and complete the repairs or perform the maintenance. The cost of such repairs or maintenance shall be paid immediately by Tenant to Landlord as additional Rent upon demand.

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
SECTION 12 - REPAIR BY LANDLORD.

     12.1 REPAIR BY LANDLORD. Landlord shall keep and maintain in good repair the foundation, exterior walls, floors and roof of the building in which the Premises are located exclusive of doors, door frames, door checks, door locks, windows and window frames located in exterior building walls. Landlord shall not, however, be required to make any such repairs when such repairs are the result of misuse or neglect by Tenant, its agents, employees, invitees, licensees or contractors, except to the extent covered by Premises insurance. Any repairs required to be made by reason of such Tenant misuse or neglect shall be the responsibility of Tenant, the above provisions to the contrary notwithstanding, except to the extent covered by Premises insurance. Except as provided herein, Landlord shall have no obligation to alter or modify the Premises, or any part thereof, or to repair and maintain any plumbing, heating, electrical, air-conditioning or other mechanical installation in the Premises. Under no circumstances shall Landlord be obligated to repair, replace or maintain any plate glass or door or window glass no matter what the cause, except to the extent covered by Premises insurance.

     12.2 HAZARDOUS MATERIALS. Exclusive of Hazardous Materials normally associated with Tenant's permitted use, if any, Tenant covenants and agrees not to use, generate, release, manage, treat, manufacture, store, or dispose of, on, under or about, or transport to or from (any of the foregoing hereinafter a "Use") the Premises any Hazardous Materials (other than "De Minimis" amounts (as defined below)). Tenant further covenants and agrees to pay all costs and expenses associated with enforcement, removal, remedial or other governmental or regulatory actions, agreements or order threatened, instituted or completed pursuant to any Hazardous Materials Laws, and all audits, tests, investigations, cleanup, reports and other such items incurred in connection with any efforts to complete, satisfy or resolve any matters, issues or concerns, whether governmental or otherwise, arising out of or in any way related to the Use of Hazardous Materials in any amount by Tenant, its employees, agents, invitees, subtenants, licensees, assignees or contractors. For purposes of this Lease (i) the term "Hazardous Materials" shall include but not be limited to asbestos, urea formaldehyde, polychlorinated biphenyls, automotive and petroleum products and byproducts (including, without limitation, gasoline, diesel and other fuels, new, used and recycled oil, grease, brake fluid, antifreeze, and other automotive fluids installed in or recovered from service vehicles or otherwise, and any other fuel additive, derivative, lubricant or byproduct generated, stored or used in Tenant's business operation or otherwise occurring), pesticides, radioactive materials, hazardous wastes, toxic substances and any other related or dangerous toxic or hazardous chemical, material or substance defined as hazardous or regulated or as a pollutant or contaminant in, or the use of or exposure to which is prohibited, limited, governed or regulated by, any Hazardous Materials Laws; (ii) the term "De Minimis" amounts shall mean, with respect to any given level of Hazardous Materials, that such level or quantity of Hazardous Materials in any form or combination of forms (a) does not

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
constitute a violation of any Hazardous Materials Laws; and (b) is customarily employed in, or associated with, similar retail or motel projects in Coconino County, Arizona; and (iii) the term "Hazardous Materials Laws" shall mean any federal, state, county, municipal, local or other statute, law, ordinance or regulation now or hereafter enacted which may relate or legislate the protection of human health or the environment, including but not limited to the Comprehensive Environment Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, ET SEQ.; the Hazardous Materials Transportation Act, 49
U.S.C. Section 1801, ET SEQ.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ.; the Federal Water Pollution Control Act, 33 U.S.C.
Section  1251,  ET SEQ.;  the Toxic  Substances  Control Act of 1976,  15 U.S.C.
Section 2601, ET SEQ.; Ariz. Rev. Stat. Ann. Title 49 (The "Arizona Environmental Quality Act of 1986"); and any rules, regulations or guidelines adopted or promulgated pursuant to any of the foregoing as they may be adopted, amended or replaced from time to time.

SECTION 13 - LIENS.

     13.1 NO LIENS. Tenant shall have no authority to do any act or make any contract which may create or be the basis for any lien, mortgage or other encumbrance upon any interest of Landlord in the Premises or which would cause any document to be recorded against the Premises. Should Tenant cause any construction, alterations, rebuildings, restorations, replacements, changes, additions, improvements or repairs to be made on the Premises, or cause any labor to be performed or material to be furnished thereon, therein or thereto, neither Landlord nor the Premises shall under any circumstances be liable for the payment of any expense incurred or for the value of any work done or material furnished, and Tenant shall be solely and wholly responsible to contractors, laborers and materialmen for performing such labor and furnishing such material. Tenant shall have the right to subject its Tenant's leasehold interest to a lien that is limited solely to Tenant's leasehold estate.

     13.2 TENANT'S OBLIGATIONS. Any alterations or improvements made by Tenant to the Premises must be paid for by Tenant when such alterations or improvements are made. Nothing in this Lease shall be construed to authorize Tenant, or any person dealing with or under Tenant, to charge the Rents of the Premises, or the property and buildings of which the Premises form a part, or the interest of Landlord in the state of the Premises, with a mechanics' lien or encumbrance of any kind, and under no circumstances shall Tenant be construed to be the agent, employee or representative of the Landlord in the making of any such improvements or alterations to the Premises.

     13.3 REMOVAL OF LIENS BY TENANT. If, because of any act or omission (or alleged act or omission) of Tenant, any mechanic's, materialman's, or other lien, charge or order for the payment of money shall be filed or recorded against the Premises or against Landlord (whether or not such lien, charge or

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
order is valid or enforceable as such), Tenant shall, at its own expense, either cause the same to be discharged of record pursuant to A.R.S. ss.33-1004 or otherwise cause such discharge, within thirty (30) days after Tenant shall have received notice of the filing thereof, or Tenant may, within such period, furnish to Landlord a bond satisfactory to Landlord against such lien, charge or order, in which case Tenant shall have the right in good faith to contest the validity or amount thereof.

     13.4 REMOVAL OF LIEN BY LANDLORD. If, because of any act or omission (or alleged act or omission) of Landlord, any mechanic's, materialman's, or other lien, charge or order for the payment of money shall be filed or recorded against the Premises or against Tenant (whether or not such lien, charge or order is valid or enforceable as such), Landlord shall, at its own expense, either cause the same to be discharged of record pursuant to A.R.S. ss.33-1004, or otherwise cause such discharge, within thirty (30) days after Landlord shall have received notice of the filing thereof, or Landlord may, within such period, furnish to Tenant a bond satisfactory to Tenant against such lien, charge or order, in which case Landlord shall have the right in good faith to contest the validity or amount thereof.

SECTION 14 - INSURANCE.

     14.1 PREMISES INSURANCE. Tenant bears the risk of and shall insure the operation of the Premises as a whole. Such insurance shall include, but is not limited to, general liability and umbrella excess liability (with coverage of at least $3,000,000), bodily injury, public liability, property damage liability, fire and extended coverage in amounts not less than eighty percent (80%) of the replacement cost of the Premises, sign insurance and the like in coverage limits reasonably selected by Landlord.

     14.2 TENANT'S PROPERTY. Tenant agrees that all property owned by it in, on, or about the Project shall be at the sole risk and hazard of the Tenant, except for matters covered by Project insurance and subject to the provisions of Paragraph 17.2 of this Lease. Subject to the provisions of Paragraph 17.2 of this Lease, Landlord shall not be liable or responsible for any loss or damage to Tenant, or anyone claiming under or through Tenant, or otherwise, whether caused by or resulting from a peril required to be insured hereunder, or from water, gas leakage, plumbing, electricity or electrical apparatus, pipe or apparatus of any kind, the elements or other similar or dissimilar causes, and whether or not originating in the Premises or elsewhere. Tenant shall require all policies of risk insurance carried by it on its property in the Premises to name Landlord as an additional named insured and to contain or be endorsed with the provision in and by which the insurer designated therein shall waive its right of subrogation against Landlord.

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
     14.3 TENANT'S OPERATIONS. Except as may be provided otherwise in this Lease, all operations conducted by Tenant shall be at Tenant's sole risk. In addition, Tenant shall keep in force at its own expense public liability insurance and comprehensive general liability insurance, including contractual liability insurance sufficient to cover all phases and aspects of the operation and conduct of its business, with minimum limits of $2,000,000.00 on account of bodily injuries to or death of one person and $3,000,000.00 on account of bodily injuries to or death of more than one person as a result of any one accident or disaster, and $2,000,000.00 as a result of damage to property. Such dollar amounts shall be adjusted each five-year period by a cost of living index factor.

     14.4 CERTIFICATE OF INSURANCE. Tenant shall provide annually to Landlord a Certificate of Insurance listing Landlord as an additional named insured under the Tenant's policies of insurance required by this Lease. Landlord shall provide annually to Tenant a Certificate of Insurance listing Tenant as an additional named insured under the Landlord's policies of insurance required by this Lease.

     14.5 INSURANCE COMPANIES. The policies affording the insurance required by this Lease shall be with companies (rated A-[minus] VII or better, A. M. Best's Key Rating Guide) authorized to do business in the State of Arizona and shall be in a form reasonably satisfactory to Landlord, shall provide replacement cost coverage, shall name Landlord as an additional insured, and shall provide for payment of loss thereunder to Landlord and Tenant as their interests may appear. The policies or certificates evidencing such insurance shall be delivered to Landlord on or before the Commencement Date and renewals thereof shall be delivered to Landlord at least thirty (30) days prior to the expiration dates of the respective policies. Alternatively, the insurance required by this Section 14 may be provided under a blanket policy to the Tenant's existing insurance policy.

     14.6 FAILURE TO PROCURE INSURANCE. In the event either Tenant or Landlord shall fail to procure insurance required of Tenant under this Lease or fail to maintain the same in force continuously during the Term, or any extension thereof, the other party shall be entitled to procure such insurance and such party shall, upon demand, immediately be reimbursed by the defaulting party for such premium expense, failing which, the non-defaulting party may declare the other party in default under this Lease.

     14.7 REPAIR OF TENANT. In the event of loss under any such policy or policies, required to be provided by Tenant, Tenant shall promptly proceed with the repair and restoration of the damaged or destroyed improvements in accordance with Section 15 of this Lease. The insurance proceeds, if less than $300,000.00, shall be paid to Tenant for application to such repair, restoration or remediation, so long as (a) Tenant is not then in default under this Lease, and (b) Tenant expressly covenants in writing with Landlord to expend such funds for the repair, restoration or remediation of the Premises and the improvements therein, and to furnish Landlord with documentation evidencing such expenditure of funds for work and improvements incorporated in the Premises within thirty
(30) days following completion of such repair, restoration or remediation. If the insurance proceeds exceed $300,000.00, the same shall be paid to and held in

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
trust by the Landlord pursuant to Section 15 of this Lease. All insurance proceeds described in this Section 14.7 shall be paid upon architects' certificates and contractors', subcontractors' and materialmen's waivers of lien for the cost and expense of repair, restoration or remediation of the damage. If at any time such insurance proceeds shall be insufficient to pay fully the cost of completion of such repair, restoration or remediation, Tenant shall upon demand of Landlord pay a sufficient portion of such cost so that it shall appear to the reasonable satisfaction of Landlord that the amount of insurance money in the hands of Tenant or Landlord, as applicable, shall at all times be sufficient to pay for the completion of the repairs, restoration or remediation free and clear of all liens. Upon the completion of the repairs, restoration or remediation, free and clear of all liens, any surplus of insurance monies shall be paid to Tenant, provided that Tenant is not then in default hereunder. In the event that this Lease shall have been terminated for any material default of Tenant under any of the terms and provisions contained in this Lease, all proceeds of insurance in the hands of Tenant or Landlord and all claims against insurers shall be and become the absolute property of Landlord.

     14.8 REPAIR BY LANDLORD. If all or any part of the Premises are damaged by fire or other catastrophe covered by any insurance policy carried by Landlord, Landlord shall repair or replace the damaged part of the Premises to its condition immediately prior to the occurrence. The repair or replacement shall be commenced and completed within a reasonable time after the occurrence. Landlord's liability with respect to the obligation to repair or replace shall be limited to the extent of the proceeds of any insurance policy carried by Landlord, which policy shall have minimum limits required by this Lease.

SECTION 15 - DAMAGE OR DESTRUCTION.

     15.1 TENANT OBLIGATIONS. In the event of damage to or destruction of any of the improvements on the Premises by fire or other casualty, Tenant shall give Landlord immediate notice thereof and shall, at Tenant's own expense and whether or not the insurance proceeds are sufficient for the purpose, promptly commence and thereafter diligently pursue completion of the repair, restoration or rebuilding of the same so that upon completion of such repairs, restoration or rebuilding, the value and rental value of the improvements shall be substantially equal to the value and rental value thereof immediately prior to the occurrence of such fire or other casualty. Tenant hereby expressly waives any statutory right to terminate this Lease in the event of damage or destruction of the Premises or all or any portion of the buildings or improvements thereon.

     15.2 LEASE TERMINATION. Notwithstanding anything to the contrary contained herein, if the Premises should be rendered untenantable by fire or other casualty during the last two (2) years of the Term to the extent of fifty percent (50%) or more of the replacement cost of the Premises, Tenant shall have the option to terminate this Lease by notice to Landlord within sixty (60) days

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
after the occurrence of such damage or destruction. Upon termination, this Lease and the Term hereof shall cease and come to an end as of the effective date of such notice (which shall be not less than thirty (30) nor more than ninety (90) days after the notice and shall be specified in the notice). Any unearned Rent or other charges shall be apportioned as of the effective date and Tenant shall assign to Landlord all of its rights to the insurance proceeds arising out of damage or destruction to the improvements and shall pay Landlord (when the information is ascertained) the difference between the value of the property damaged or destroyed, prior to the damage or destruction, and the amount, if any, of the insurance proceeds.

SECTION 16 - DELETED.

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
SECTION 17 - INDEMNIFICATION.

     17.1 BY TENANT. Excepting any responsibility allocated to Landlord by reason of its negligence or by the terms of this Lease (excluding from this exception, however, any responsibility allocated to Landlord by reason of its failure to enforce the terms of this Lease against Tenant), Tenant shall indemnify, defend and hold Landlord harmless for, from and against all liabilities, obligations, claims, suits, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or asserted against Landlord by reason of the acts or omissions of Tenant, its agents, employees, contractors, suppliers, licensees, invitees and guests and/or the occurrence of any of the following during the Term except for conditions existing at the commencement of the Lease Term, or conditions or events caused during the Lease Term by Landlord, its contractors, employees, agents or invitees: (i) any use, nonuse or condition of the Premises or any part thereof; (ii) any accident, injury to or death of persons (including workmen) or loss of or damage to property occurring on or about the Premises or any part thereof; (iii) any failure on the part of Tenant to perform or comply with any of the provisions of this Lease; (iv) by or at the direction of Tenant, performance of any labor or services or the furnishings of any materials or other property in respect of the Premises or any part thereof (excluding any such matters performed or furnished by or at the request of Landlord and unrelated to a default of Tenant under this Lease); or (v) any failure on the part of Tenant to clean up and/or dispose of any Hazardous Materials, as described in Section 12.2 above, in accordance with the requirements of this Lease and applicable law. In the event Landlord should be made a defendant in any action, suit or proceeding brought by reason of any such occurrence for which Tenant is primarily responsible and except to the extent Landlord's insurance is also applicable, Tenant shall, at its own expense, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by legal counsel designated by Tenant but reasonably approved by Landlord. If any such action, suit or proceeding should result in a final judgment against Landlord, Tenant shall promptly satisfy and discharge such judgment or shall cause such judgment to be promptly satisfied and discharged. The obligations of Tenant under this Section 17 arising by reason of any such occurrence taking place while this Lease is in effect shall survive the termination of this Lease.

     17.2 BY LANDLORD. Landlord shall save, defend, hold harmless and indemnify Tenant for, from and against all liabilities, obligations, claims, suits, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or asserted against Tenant by reason of the negligence or wrongful act of Landlord or its agents, contractors, servants or employees.

     17.3 WAIVER OF CLAIMS. Except to the extent of (i) coverage by Landlord's insurance; (ii) any warranty by Landlord herein; or (iii) warranties or liabilities on the part of Landlord or its contractors responsible for construction or remodeling of the Premises, Landlord and its agents, contractors, servants or employees shall not be liable for, and Tenant hereby releases all claims for, damage to persons and property sustained by Tenant or any person claiming through Tenant resulting from any theft, fire, accident, occurrence or condition in, on or about the Premises or building of which they are a part, including, but not limited to, such claims for damage resulting from
(i) any defect in or failure of plumbing, heating or air-conditioning equipment, electric wiring or installation thereof, water pipes, stairs, railings or walks;
(ii) any equipment or appurtenances needing repair; (iii) the bursting, leaking or running of any tank, wash stand, water closet, waste pipe, drain or any other pipe or tank in or about the Premises; (iv) the backing up of any sewer pipe or down spout; (v) the escape of steam or hot water; (vi) water, snow or ice being upon or coming through the roof or any other place upon or near the Premises or otherwise; (vii) the falling of any fixture, plaster or stucco; and (viii) broken glass. Landlord hereby assigns to Tenant a non-exclusive right to the benefits and enforcement of all warranties by contractors, subcontractors and suppliers arising out of the work by Landlord in the construction or renovation of the Premises.

SECTION 18 - ASSIGNMENT AND SUBLETTING.

     18.1 LANDLORD CONSENT. Tenant shall not transfer or assign this Lease, or any interest in this Lease, or sublet the Premises or any portion thereof without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld subject to performance of the terms and conditions of this Section 18. Consent shall be given if the transfer is to an affiliate or subsidiary of Tenant as long as Tenant is not released from post-transfer obligations under the Lease. Any attempted transfer, assignment or subletting, including any involuntary transfers or assignments by operation of law, without such consent shall be void and confer no rights upon any third person, and at the option of Landlord, shall cause a termination of this Lease, in which event such third person shall occupy the Premises as a tenant at sufferance. The acceptance of any Rent payments by Landlord from any such alleged assignee shall not constitute approval of the assignment or subletting of this Lease by Landlord. No transfer, assignment or subletting shall relieve Tenant of its liability for the full performance of all of the provisions, agreements, covenants and conditions of this Lease. A consent by Landlord to one transfer, assignment or subletting shall not operate as a waiver of this Section as to any future transfer, assignment or subletting, and this Section 18 shall apply to any transferee, assignee or subtenant.

     18.2 IN WRITING. Each transfer, assignment, and subletting to which there has been consent shall be by an instrument in writing in a form reasonably satisfactory to Landlord, and shall be executed by the transferor, assignor or sublessor; and the transferee, assignee, or sublessee shall agree in writing for the benefit of Landlord to assume, to be bound by, and to perform the provisions, covenants and conditions of this Lease to be done, kept and performed by Tenant. One executed copy of such written instrument shall be delivered to Landlord. A consent to any transfer, assignment or subletting shall not constitute waiver or discharge of the provisions of this paragraph with respect to a subsequent transfer, assignment or subletting. The acceptance of Rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to the transfer, assignment or subletting of the Premises.

SECTION 19 - DEFAULTS BY TENANT.

     19.1 EVENT OF DEFAULT. Each of the following occurrences shall be an Event of Default hereunder:

          A. If Tenant fails to pay any Rent when due and such failure continues for ten (10) days after written notice following the payment due date or the date the bill is received by Tenant from Landlord, whichever is later.

          B. If Tenant fails to pay any monies due Landlord for Additional Charges or for any other sums due under this Lease or any other agreement between Landlord and Tenant ("Other Payments") within ten (10) days after written notice to Tenant that Tenant is in default of such payment. Such Other Payments shall be due within ten (10) days after Landlord sends its invoice to Tenant unless otherwise provided in this Lease.

          C. Except as otherwise provided in Section 19.8 of this Lease, if Tenant defaults or breaches any of the other (non-monetary) covenants, agreements, conditions or undertakings herein to be kept, observed and performed by Tenant and such default continues for twenty (20) days after notice thereof in writing to Tenant.

          D. If Tenant files any petition under any chapter or section of the Federal Bankruptcy Code or any similar law, state or federal, whether now or hereafter existing, or shall file an answer admitting insolvency or inability to pay its debts.

          E. If Tenant fails to obtain a stay of any involuntary proceedings under any chapter or section of the Federal Bankruptcy Code within sixty (60) days after the institution thereof.

          F. If a trustee or receiver is appointed for Tenant or for a major portion of its property or for any portion of the Premises and such appointment is not vacated and dismissed within sixty (60) days thereafter and in any event prior to any action adverse to the interest of Tenant or Landlord having been taken by such trustee or receiver.

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
          G. If any court takes jurisdiction of a major portion of the property of Tenant or any part of the Premises in any involuntary proceeding for dissolution, liquidation or winding up of Tenant and such jurisdiction is not relinquished or vacated within sixty (60) days.

          H. If Tenant makes an assignment for the benefit of its creditors.

          I. If Tenant fails to occupy and operate the business in the Premises for ten (10) consecutive days, unless operation is impracticable for reasons beyond control of Tenant.

     19.2 RE-ENTER OF PREMISES. Upon the occurrence of any such Event(s) of Default and at any time thereafter, Landlord shall have the right, at its election, to re-enter the Premises, or any part thereof, either with or without process of law, and to expel, remove and evict Tenant and all persons occupying or upon the same under Tenant, using such force as may be lawful and necessary in so doing, and to possess the Premises and enjoy the same as in their former estate and to take full possession of and control over the Premises and the buildings and improvements thereon and to have, hold and enjoy the same and to receive all rental income of and from the same. No reentry by Landlord shall be deemed an acceptance of a surrender of this Lease, nor shall it absolve or discharge Tenant from any liability under this Lease. Upon such reentry, all rights of Tenant to occupy or possess the Premises shall cease and terminate.

     19.3 LEASE TERMINATION. Upon the occurrence of any such Event(s) of Default and at any time thereafter, Landlord shall have the right, at its election, with or without re-entry as provided in Section 19.2, to give written notice to Tenant stating that this Lease shall terminate on the date specified by such notice, and upon the date specified in such notice this Lease and the Term hereby demised and all rights of Tenant hereunder shall terminate. Upon such termination, Tenant shall quit and peacefully surrender to Landlord the Premises and the buildings and improvements then situated thereon.

     19.4 RELETTING. At any time and from time to time after such re-entry, Landlord may relet the Premises and the buildings and improvements thereon, or any part thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease), and on such conditions (which may include concessions or free rental) as Landlord, in its reasonable discretion, may determine and may collect and receive the rental therefore. However, in no event shall Landlord be under any obligation to relet the Premises and the buildings and improvements thereon, or any part thereof, and Landlord shall in no way be responsible or liable for any failure to relet or for any failure to collect any rental due upon any such reletting. Even though it may relet the Premises, Landlord shall have the right thereafter to terminate

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
this Lease and all of the rights of Tenant in or to the Premises. Nothing contained in the foregoing shall be deemed a waiver or relinquishment by Tenant of any duty imposed by law on Landlord to mitigate its damages.

     19.5 SURVIVAL OF LIABILITY. Unless Landlord shall have notified Tenant in writing that it has elected to terminate this Lease, no such re-entry or action in lawful detainer or otherwise to obtain possession of the Premises shall relieve Tenant of its liability and obligations under this Lease; and all such liability and obligations shall survive any such reentry. In the event of any such reentry, whether or not the Premises and the buildings and improvements thereon, or any part thereof, shall have been relet, Tenant shall pay to Landlord the entire rental and all other charges required to be paid by Tenant up to the time of such reentry of this Lease, and thereafter Tenant, until the end of what would have been the Term of this Lease in the absence of such reentry, shall be liable to Landlord, and shall pay to Landlord, as damages for Tenant's default:

          A. The amount of Rent and Additional Charges which would be payable under this Lease by Tenant if this Lease were still in effect, less

          B.  The  net  proceeds  of  any  reletting,  after  deducting  all  of
Landlord's  expenses  in  connection  with  such  reletting,  including  without limitation  all  repossession  costs,  brokerage  commissions,  legal  expenses,
attorneys'  fees,   alteration  costs  and  expenses  of  preparation  for  such reletting.

          Tenant shall be liable for and pay such damages to Landlord on a monthly basis on the first day of each month and Landlord shall be entitled to recover from Tenant monthly as the same shall arise. The excess, if any, in any month or months, of the net proceeds described in this subparagraph (B) actually received by Landlord over the Rental and Additional Charges described in subparagraph (A) above shall belong to Landlord, provided that such excess shall be credited and applied against Tenant's future obligations arising under this
Section 19.5 as the same become due and payable by Tenant hereunder, and that Tenant shall remain liable for future deficiencies, as applicable. Notwithstanding any such reentry without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to terminate this Lease for Tenant's previous breach.

     19.6 CUMULATIVE REMEDIES. Each right and remedy of Landlord or Tenant provided for in this Lease shall be cumulative and in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise; and the exercise or beginning of the exercise by Landlord or Tenant of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by Landlord or Tenant of any or all other rights or remedies provided for in this Lease now or hereafter existing at law or in equity or by statute or otherwise.

     19.7 SUBLESSEE DEFAULTS. Any violation of any covenant or provision of this Lease, whether by act or omission, by any sublessee or any other persons occupying any portion of the Premises under the rights of Tenant shall be deemed a violation of such provision by Tenant and a default under this Lease. Any such violation shall not be deemed to be a default hereunder if and so long as Tenant in good faith and at its own expense takes and diligently pursues any and all steps it is entitled to take and which steps if completed will cure said default.

     19.8 CURE PERIOD. Notwithstanding any other provision of this Section, Landlord agrees that if the default complained of, other than for the payment of monies, is of such a nature that the same cannot be cured within the twenty (20) day period for curing as specified in the written notice relating thereto, then such default shall be deemed to be cured if Tenant within such period of twenty
(20) days shall have commenced thereof and shall continue thereafter with all due diligence to effect such cure and does so complete the same with the use of such diligence as aforesaid.

     19.9 LATE CHARGES. A late charge of Three Hundred Dollars ($300.00) shall be assessed to any payment required to be made by Tenant to Landlord under the terms of this Lease not received by Landlord within ten (10) days after its due date (regardless of whether Tenant has been given notice of such failure of payment). If Tenant tenders to Landlord a check that is returned marked "NSF" or its equivalent, Tenant shall pay Landlord a charge in the amount of Two Hundred Dollars ($200.00). Tenant's failure to pay any such late charge within ten (10) days after Landlord's written demand therefor shall constitute an Event of Default hereunder. In addition to the payments set forth in the preceding two sentences, Tenant shall pay Landlord interest at the rate of eighteen percent (18%) per annum from the date any payment is due until the date such payment is actually received by Landlord.

SECTION 20 - CONDEMNATION.

     If title to all or any portion of the Premises is taken by a public or quasi-public authority under any statute or by right of eminent domain of any governmental body, whether such loss or damage results from condemnation of part or all of the Premises, Tenant shall not be entitled to participate or receive any part of the damages or award except where the same shall provide for Tenant's moving or other reimbursable expenses, the portion thereof allocated to the taking of Tenant's trade fixtures, equipment and personal property or to a loss of business by Tenant. Should any power of eminent domain be exercised after Tenant is in possession, such exercise shall not void or impair this Lease unless the amount of the Premises so taken substantially and materially impairs the usefulness of the Premises for the purposes for which they are leased in which case, either party may cancel this Lease by notice to the other within sixty (60) days after such possession. Should only a portion of the Premises be taken and the Premises continue to be reasonably suitable for Tenant's use, the Rent shall be reduced from the date of such possession in direct proportion to the reduction in the square footage of the Premises.

SECTION 21 - WAIVER OF PERFORMANCE.

     No failure by Landlord or Tenant to insist upon the strict performance of any term or condition hereof or to exercise any right, power or remedy consequent upon a breach thereof and no submission by Tenant or acceptance by Landlord of full or partial Rent during the continuance of any such breach shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease (which shall continue in full force and effect), or the respective rights of Landlord or Tenant with respect to any other then-existing or subsequent breach.

SECTION 22 - REMEDIES CUMULATIVE.

     Each right, power and remedy provided for in this Lease now or hereafter existing at law, in equity or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Lease now or hereafter existing at law, in equity or otherwise; and the exercise or beginning of the exercise of any one or more of the rights, powers or remedies provided for in this Lease shall not preclude the simultaneous or later exercise of any or all such other rights, powers or remedies.

SECTION 23 - CONVEYANCE BY LANDLORD.

     In the event Landlord or any successor Landlord shall convey or otherwise dispose of the Premises, it shall thereupon be released from all liabilities and obligations imposed upon Landlord under this Lease (except those accruing prior to such conveyance or other disposition) and such liabilities and obligations shall be binding solely on the then owner of the Premises. This release shall not be applicable to any monies owed by Landlord to Tenant under any loans made by Tenant to Landlord.

SECTION 24 - NO PERSONAL LIABILITY TO LANDLORD.

     Tenant shall look solely to Landlord's interest in the Project for the satisfaction of any judgment or decree requiring the payment of money by Landlord based upon any default under this Lease, and no other property or assets of Landlord, or any partner or member of, or shareholder in, Landlord, shall be subject to levy, execution or other enforcement procedures for satisfaction of any such judgment or decree.

SECTION 25 - ATTORNEYS' FEES.

     In the event Landlord brings an action to enforce its rights under this Lease or to bring suit for possession of the Premises, for the recovery of any sum due hereunder, or for any other relief against Tenant, declaratory or otherwise, arising out of a breach of any term of this Lease, or in the event Tenant should bring any action for any relief against Landlord, declaratory or otherwise, arising out of this Lease, the prevailing party shall be entitled to receive from the other party reasonable attorneys' fees and reasonable costs and expenses, which shall be deemed to have accrued due to the commencement of such action, such sums to be determined by the court sitting without a jury.

SECTION 26 - PROVISIONS SUBJECT TO APPLICABLE LAW.

     All rights, powers and remedies provided herein shall be exercised only to the extent that the exercise thereof shall not violate any applicable law and are intended to be limited to the extent necessary so that they shall not render this Lease invalid or unenforceable under any applicable law. If any term of this Lease shall be held to be invalid, illegal or unenforceable, the validity of the other terms of this Lease shall in no way be affected thereby.

SECTION 27 - RIGHT TO CURE.

     27.1 RIGHT TO CURE TENANT'S DEFAULTS. In the event Tenant shall breach any term, covenant or provision of this Lease, Landlord may at any time, without notice, cure such breach for the account and at the expense of Tenant. If Landlord at any time, by reason of such breach, is compelled to pay or elects to pay any sum of money or to do any act that will require the payment of any sum of money, or is compelled to incur any expense, including reasonable attorneys' fees, incurred in instituting, prosecuting or defending any actions or proceedings to enforce Landlord's rights under this Lease or otherwise, the sum or sums so paid by Landlord, with all interest, costs and damages, shall be deemed to be Additional Charges and shall be paid by Tenant to Landlord on the first day of the month following the incurring of such expenses of the payment of such sums and shall include interest at the rate of eighteen percent (18%) per annum from the date Landlord makes a payment until Tenant pays such Additional Charges in full.

     27.2 RIGHT TO CURE LANDLORD'S DEFAULTS. In the event Landlord shall breach any term, covenant or provision of this Lease, Tenant may at any time, without notice, cure such breach for the account and at the expense of Landlord. If Tenant at any time, by reason of such breach, is compelled to pay or elects to pay any sum of money or to do any act that will require the payment of any sum of money, or is compelled to incur any expense, including reasonable attorneys' fees, incurred in instituting, prosecuting or defending any actions or proceedings to enforce Landlord's rights under this Lease or otherwise, the sum or sums so paid by Tenant, with all interest, costs and damages, shall be paid by Landlord to Tenant on the first day of the month following the incurring of such expenses of the payment of such sums and shall include interest at the rate of eighteen percent (18%) per annum from the date Landlord makes a payment until Landlord pays such additional charges in full.

SECTION 28 - NOTICES.

     Any notice to be given by Landlord or Tenant shall be given in writing and delivered in person or by overnight mail service to Landlord or Tenant, forwarded by certified or registered mail, postage prepaid, or sent via facsimile transmission, to the address indicated in the Fundamental Lease Provisions, unless the party giving any such notice has been notified, in writing, of a change of address. Any such notice shall be deemed effective (a) upon receipt or refusal to accept delivery, if personally delivered; (b) on the next business day following delivery by the overnight courier; (c) in the case of certified mailing, on the date of actual delivery as shown by the addressee's receipt; or (d) in the case of facsimile transmission, upon receipt (a written confirmation of successful transmission from the transmitting facsimile machine being prima facie evidence of such receipt). Burden of proof of delivery is upon the sender.

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
SECTION 29 - SIGNS.

     Tenant shall not place, alter, exhibit, inscribe, paint or affix any sign, awning, canopy, advertisement, notice or other lettering on any part of the Premises, or of the building of which the Premises is a part, unless such signs comply with applicable ordinances or other governmental restrictions and rules.

SECTION 30 - INSPECTION AND PRESENTING FOR SALE OR LEASE.

     Upon not less than two (2) business days notice to Tenant, Landlord may inspect the Premises so that Landlord or its lender can determine that the Premises is being maintained in good repair and condition. Landlord hereby reserves the right during usual business hours to enter the Premises and to show the same for purposes of sale, lease or mortgage, and during the last six (6) months of the term of this Lease, or the extension thereof, to exhibit the same to any prospective tenant, and to display appropriate signage during the six (6) month period for such sale or lease which signage does not unreasonably interfere with Tenant's business. Prospective purchasers or tenants authorized by Landlord may inspect the Premises during reasonable hours at any time.

SECTION 31 - ESTOPPEL CERTIFICATE.

     Tenant will execute, acknowledge and deliver to Landlord, within five (5) business days following request therefor, a certificate certifying (a) that this Lease is unmodified and in full force (or, if there have been modifications, that the Lease is in full force and effect, as modified, and stating the modifications); (b) the dates, if any, to which Rent, Additional Charges and other sums payable hereunder have been paid; (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in such certificate; and (d) subject to Section 33 below, this Lease is and shall be subordinate to any existing or future deed of trust, mortgage or security agreement placed upon the Premises or the Project by the Landlord or owner of the Property. Any claim of Tenant in contradiction of any of the foregoing matters must be set forth with specificity in the certificate. Any such certificate may be relied upon by any prospective purchaser or encumbrancer of the Premises or any part thereof. Tenant's failure to deliver such certificate within the time permitted hereby shall be conclusive upon Tenant that this Lease is in full force and effect, except to the extent any modification has been represented by Landlord, and there are no uncured defaults in Landlord's performance, and that not more than one month's Rent has been paid in advance. In addition, at Landlord's option, after notice to Tenant and expiration of applicable grace period under this Lease, such failure of Tenant to deliver such certificate shall constitute an Event of Default. Tenant acknowledges and agrees that the promise to issue such statements pursuant hereto are a material consideration inducing Landlord to enter into this Lease and that the breach of such promise shall be deemed a material breach of this Lease.

SECTION 32 - RECORDING.

     This Lease may not be recorded by any means, without the express written consent of Landlord and Tenant. However, a Memorandum of Lease in the form attached as Exhibit B shall be executed and recorded.

SECTION 33 - SUBORDINATION AND NON-DISTURBANCE.

     This Lease is hereby declared to be subject and subordinate to the lien of any present or future encumbrance or encumbrances upon the Premises irrespective of the time of execution or the time of recording of any such encumbrance or encumbrances. Landlord shall obtain for Tenant a non-disturbance agreement in recordable form from (i) any lender which has a lien on the Premises, now or in the future. This subordination is subject to the right of Tenant upon a foreclosure or other action taken under any mortgage by the holders thereof to have this Lease and the rights of Tenant hereunder not be disturbed but to continue in full force and effect so long as Tenant shall not be in default hereunder. The word "encumbrance" as used herein includes mortgages, deeds of trust or other similar instruments, and modifications, extensions, renewals and replacements thereof, and any and all advances thereunder. Tenant may record such subordination and non-disturbance agreement.

SECTION 34 - MISCELLANEOUS.

     34.1 DEFINITION OF TENANT. The Term "Tenant" shall include legal representatives, successors and permitted assigns. All covenants herein shall be made binding upon Tenant and construed to be equally applicable to and binding upon its agents, employees and others claiming the right to be in the Premises or in the building or in the building through, under or above Tenant.

     34.2 TENANT. If more than one individual, firm, or corporation shall join as Tenant, singular context shall be construed to be plural wherever necessary and the covenants of Tenant shall be the joint and several obligations of each party signing as Tenant and when the parties signing as Tenant are partners, it shall be the obligation of the firm and of the individual members thereof.

     34.3 GENDER AND NUMBER. Whenever from the context it appears appropriate, each item stated in the singular shall include the plural and vice versa and the masculine, feminine, or neuter form shall included the masculine, feminine and neuter forms.

     34.4 MODIFICATIONS AND WAIVERS. No change, modification, or waiver of any provision of this Lease shall be valid or binding unless it is in writing dated after the date hereof and signed by the parties intended to be bound. No waiver of any breach, term, or condition of this Lease by either party shall constitute a subsequent waiver of the same or any other breach, term, or condition.

     34.5 BINDING EFFECT. This Lease shall be binding upon and shall inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns. This provision shall not be deemed to grant Tenant any right to assign this Lease or sublet the Premises or any part thereof other than as provided in this Lease.

     34.6 SEVERABILITY. To the fullest extent possible each provision of this agreement shall be interpreted in such fashion as to be effective and valid under applicable law. If any provision of this Lease is declared void or unenforceable with respect to particular circumstances, such provision shall remain in full force and effect in all other circumstances. If any provision of this Lease is declared void or unenforceable, such provision shall be deemed severed from this Lease, which shall otherwise remain in full force and effect.

     34.7 GOVERNING LAW AND JURISDICTION. Except where preempted by the laws of the United States or the rules or regulations of any agency or instrumentality thereof, this Lease is to be interpreted, construed and governed by the laws of the State of Arizona. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the Superior Court of the State of Arizona for the County of Coconino in connection with any legal action or proceeding arising out of or relating to this Lease and the parties waive any objection relating to the basis for personal or in rem jurisdiction or to venue which it may now or hereafter have in any such suit, action or proceeding.

     34.8 ENTIRE AGREEMENT. This instrument constitutes the sole and only agreement between Landlord and Tenant respecting the Premises, the leasing of the Premises to the Tenant, or the Lease term herein specified, and correctly sets forth the obligations of the Landlord and Tenant to each other as of its date. Any agreements or representations by the Landlord to the Tenant not expressly set forth in this instrument are void and unenforceable. All prior agreements and understanding of the parties with respect to such subject matter are hereby superseded. No representations, promises, agreements, or understandings contained in this Lease regarding the subject matter hereof shall be of any force or effect unless in writing, executed by the party to be bound, and dated on or subsequent to the date hereof. Captions and headings are for convenience only and shall not alter any provision or be used in the interpretation of this Lease.

     34.9 TIME IS OF THE ESSENCE. Time is of the essence of this Lease and each and every provision hereof. Any extension of time granted for the performance of any duty under this Lease shall not be considered an extension of time for the performance of any other duty under this Lease.

     34.10 BROKERS. Each party represents and warrants to the other party that it has not entered into any agreement with, nor otherwise had any dealings with, any broker or agent in connection or execution of this Lease which could form the basis of any claim by any such broker or agent for a brokerage fee or commission, finder's fee, or any other compensation of any kind or nature against the other in connection with this Leasehold.

LANDLORD:                                    TENANT:

                                             ILX RESORTS INCORPORATED,
-----------------------------------          an Arizona corporation
By: Edward John Martori

-----------------------------------          -----------------------------------
Date:                                        By:  Nancy J. Stone
                                             Its: President

                                             Date:
                                                   -----------------------------

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